                                                                    Exhibit 99.1

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                        For the month ended May 31, 1997

Debtor Name:  MobileMedia Corporation et al.

Case Number:  97-174 (PJW)

--------------------------------------------------------------------------------

                                               Document  Previously  Explanation
Required Attachments:                          Attached  Submitted    Attached

1.  Tax Receipts                                 ( )        (X)          (X)

2.  Bank Statements                              ( )        ( )          (X)

3.  Most recent filed Income Tax Return          ( )        (X)          ( )

4.  Most recent Annual Financial Statements      ( )        (X)          ( )
    prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

/s/ David R. Gibson                Senior Vice President/Chief Financial Officer
--------------------------------   ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                       TITLE

       David R. Gibson                           June 30, 1997
--------------------------------   ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                    DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                        For the month ended May 31, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)

--------------------------------------------------------------------------------

1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

      Please see the Status of Post Petition Taxes attached hereto for the month's activity.

2. The Debtors have 63 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                        For the month ended May 31, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)

--------------------------------------------------------------------------------

See Statement of Operations for reporting period attached.

HEADNOTES:

The closing of the Financial Statements of the Debtors for the year ended December 31, 1996 has not been completed. Therefore, in addition to the adjustments reflected below, the Financial Statements included in this Monthly Operating Report do not reflect the effect of other adjustments for the year ended December 31, 1996, which adjustments will be material.



The Debtors believe that there will be adjustments to their Accounts Receivable, Inventory, Fixed Assets, Intangible Assets and Depreciation Expense. There will also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.



(1) The Company made adjustments to reflect the recording of an allowance for estimated disparities between recorded revenues and collections in the amounts of $2.0, $4.0 and $10.1 million in the months of May, April and March, respectively. Of the $10.1 million adjustment in March, $6.7 million relates to January and February 1997. Accordingly, results for the month of March 1997 are not indicative of the Debtors' underlying performance during that month.

(2) Includes an adjustment of approximately $1.0 million to decrease Cost of Products Sold during the first quarter of 1997. Such adjustment is offset by a reduction in an Inventory reserve established as of December 31, 1996. See Headnote 1 to the Consolidated Balance Sheets.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements of Operations
      For the Months Ended May 31, 1997, April 30, 1997 and March 31, 1997
                                   (Unaudited)
                                 (in thousands)

                                               May         April       March
                                               1997        1997         1997
                                               ----        ----         ----
Paging Revenues
      Service, Rents & Maintenance (1)        $ 43,599   $ 42,597   $ 36,633
Equipment Sales
      Product Sales                              2,039      2,930      3,853
      Cost of Products Sold                      2,011      2,515      2,808 (2)
                                              --------   --------   --------
          Equipment Margin                          28        415      1,045
      Net Revenue                               43,627     43,011     37,678
Operating Expense
      Service, Rents & Maintenance              14,154     12,284     11,307
      Selling                                    6,110      5,971      7,015
      General Administration                    15,518     17,458     16,795
                                              --------   --------   --------
      Operating Expense Before Depr. & Amort    35,782     35,713     35,117
      EBITDA Before Restructuring Costs          7,845      7,298      2,561
      Restructuring Costs                        1,473      1,891      1,841
                                              --------   --------   --------
      EBITDA after Restructuring Costs           6,371      5,408        720
Depreciation                                     8,705     11,017      9,784
Amortization                                     9,232      9,232      9,233
                                              --------   --------   --------
     Total Depreciation and Amortization        17,938     20,250     19,017
Operating Loss                                 (11,567)   (14,842)   (18,297)
Interest Expense                                 5,277      5,056      5,194
Other Expense                                        0          1          0
                                              --------   --------   --------
Loss Before Income Tax Benefit                 (16,843)   (19,898)   (23,491)
Income Tax Benefit                                   0          0          0
                                              --------   --------   --------
Net Loss                                      ($16,843)  ($19,898)  ($23,491)
                                              ========   ========   ========

                             See Accompanying Notes


                                    4 of 19

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                      CONDENSED CONSOLIDATED BALANCE SHEET
                        For the month ended May 31, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)

--------------------------------------------------------------------------------

See balance sheet attached.

HEADNOTES:

The closing of the Financial Statements of the Debtors for the year ended December 31, 1996 has not been completed. Therefore, in addition to the adjustments reflected below, the Financial Statements included in this Monthly Operating Report do not reflect the effect of other adjustments for the year ended December 31, 1996, which adjustments will be material.

The Debtors believe that there will be adjustments to their Accounts Receivable, Inventory, Fixed Assets and Intangible Assets. There will also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Reflects an approximate $1.0 million reduction in an Inventory allowance established at December 31, 1996. See Headnote 2 to Consolidated Statements of Operations.



(2) Reflects adjustments to previously reported Balance Sheet items for months prior to May 1997, consisting of (i) an adjustment in March of approximately $2.8 million to increase Accrued Expenses and Other Current Liabilities, reflecting a review of accounts payable and the accrual of certain amounts as of December 31, 1996, and a corresponding increase in Property and Equipment, Net,
(ii) an adjustment in April of approximately $0.8 million to decrease Accrued Expenses and Other Current Liabilities, reflecting a review of accounts payable and the accrual of certain amounts as of December 31, 1996, and a corresponding decrease in Property and Equipment, Net, and (iii) an adjustment in April of approximately $1.0 million to decrease Property and Equipment, Net, reflecting a correction in the reporting of the April results, and a corresponding increase in the Accumulated Deficit - Post Petition.



                    MobileMedia Corporation and Subsidiaries
                           Consolidated Balance Sheets
              As of May 31, 1997, April 30, 1997 and March 31, 1997
                                   (Unaudited)
                                 (in thousands)



                                                                           May 31       April 30        March 31
                                                                            1997          1997            1997
                                                                            ----          ----            ----

Assets
    Current Assets:
        Cash                                                            $     5,150   $    10,523      $    14,444
        Accounts Receivable,  Net                                            89,019        89,704           94,742
        Inventory                                                             9,090        10,535           10,150 (1)
        Prepaid Expenses                                                      1,108         1,287            1,322
        Other Current Assets                                                  3,391         3,570            2,682
                                                                        -----------   -----------      -----------
             Total Current Assets                                           107,758       115,619          123,340
    Noncurrent Assets:
        Property and Equipment, Net                                         330,422       336,348 (2)      342,992 (2)
        Deferred Financing Fees, Net                                         26,815        27,369           27,923
        Investment In Net Assets Of Equity Affiliate                          2,208         2,180            2,152
        Intangible Assets, Net                                            1,082,566     1,091,798        1,101,030
        Other Assets                                                            613           625              637
                                                                        -----------   -----------      -----------
            Total Noncurrent Assets                                       1,442,624     1,458,319        1,474,733

        Total Assets                                                    $ 1,550,382   $ 1,573,938      $ 1,598,073
                                                                        ===========   ===========      ===========
Liability and Stockholders' Equity:
    Liabilities Not Subject to Compromise:
         DIP Credit Facility                                            $    15,000   $    15,000      $    20,000
         Accrued Restructing Costs                                            4,162         3,410            2,560
         Accrued Wages, Benefits and Payroll Taxes                            5,089         6,731            5,995
         Accounts Payable - Post Petition                                     8,173         5,236            5,266
         Accrued Interest (Chase & DIP Facilities)                            4,464         4,249            4,414
         Accrued Expenses and Other Current Liabilities                      35,365        38,938 (2)       33,900 (2)
         Advance Billing and Customer Deposits                               36,514        39,063           39,742
                                                                        -----------   -----------      -----------
              Total Liabilities Not Subject To Compromise                   108,768       112,628          111,877


    Liabilities Subject to Compromise:
        Accrued Wages, Benefits and Payroll Taxes                             8,293        11,084           11,331
        Chase Credit Facility                                               649,000       649,000          649,000
        Notes Payable - 10 1/2%                                             174,125       174,125          174,125
        Notes Payable - 9 3/8%                                              250,000       250,000          250,000
        Notes Payable - Yampol                                                  986           986              986
        Notes Payable - Dial Page 12 1/4%                                     1,570         1,570            1,570
        Accrued Interest on Notes Payable                                    20,761        20,759           20,757
        Accounts Payable - Pre Petition                                      14,073        13,093           11,535
        Accrued Expenses and Other Current Liabilities - Pre Petition        29,173        30,176           36,433
        Other Liabilities                                                     5,099         5,142            5,186
                                                                        -----------   -----------      -----------
            Total Liabilities Subject To Compromise                       1,153,081     1,155,935        1,160,923
    Deferred Tax Liability                                                   72,097        72,097           72,097

    Stockholders' Equity
        Class A Common Stock                                                     39            39               39
        Class B Common Stock                                                      2             2                2
        Additional Paid-In Capital                                          671,459       671,459          671,459
        Accumulated Deficit - Pre Petition                                 (370,814)     (370,814)        (370,815)
        Accumulated Deficit - Post Petition                                 (78,127)      (61,285)(2)      (41,387)
                                                                        -----------   -----------      -----------
            Total Stockholders' Equity                                      222,559       239,401          259,299
        Less:
        Treasury Stock                                                       (6,123)       (6,123)          (6,123)
                                                                        -----------   -----------      -----------
            Total Stockholders' Equity                                      216,436       233,278          253,176

        Total Liabilities and Stockholders' Equity                      $ 1,550,381   $ 1,573,938      $ 1,598,073
                                                                        ===========   ===========      ===========



                             See Accompanying Notes


                                     6 of 19

Footnotes to the Financial Statements:

1. The closing of the Financial Statements of the Debtors for the year ended December 31, 1996 has not been completed. Therefore, in addition to the adjustments described herein, the Financial Statements included in this Monthly Operating Report do not reflect the effect of other adjustments for the year ended December 31, 1996, which adjustments will have a material effect on the Debtors' financial position.

      The Debtors believe that there will be adjustments to their Accounts Receivable, Inventory, Fixed Assets, Intangible Assets and Depreciation Expense. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.



      In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"), which is effective for financial statements for fiscal years beginning after December 15, 1995. Under certain circumstances, SFAS 121 requires companies to write down the carrying value of long-lived assets recorded in the financial statements to the fair value of such assets. A significant amount of the assets of the Company, which were acquired as a result of the acquisitions of businesses, including the Dial Page and MobileComm acquisitions, were recorded in accordance with principles of purchase accounting at acquisition prices and constitute long-lived assets. The Company has determined, and its independent auditors have concurred, that SFAS 121 is applicable to the Company, and therefore the Company may be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write down could be material: however, it is not possible at this time to determine such amount. Since the Company cannot comply with SFAS 121 at this time, it is unable to issue audited financial statements in compliance with generally accepted accounting principles. Consequently, the Company will not file its Report on Form 10-K or its other periodic reports under the Securities Exchange Act of 1934, as amended. Accordingly, the Company is unable to comply with the continued listing requirements of the Nasdaq National Market and has requested that its Common Stock be delisted. On June 3, 1997, the Company announced that it had determined to delist its Class A common stock, par value $.001 per share, which was traded on the Nasdaq National Market.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession ("DIP") and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

      The Court has authorized the debtors to pay certain pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses;
      (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. The Consolidated Statements of Operations include: (a) adjustments to reflect the recording of an allowance for estimated disparities between recorded revenues and collections in the amounts of $2.0, $4.0 and $10.1 million for the months of May, April and March, respectively. Of the $10.1 million adjustment in March, $6.7 million relates to January and February 1997. Accordingly, results for the month of March 1997 are not indicative of the Debtors' underlying performance during that month; and (b) an adjustment made in March in the amount of approximately $1.0 million to decrease Cost of Products Sold during the first quarter of 1997. Such adjustment is offset by a reduction in an Inventory reserve established as of December 31, 1996. See Headnote 1 to the Consolidated Balance Sheet.

5. The Consolidated Balance Sheets include the following adjustments: (a) in March an approximate $1.0 million reduction in an Inventory reserve established at December 31, 1996; and (b) adjustments to previously reported Balance Sheet items for months prior to May 1997, consisting of
      (i) an adjustment in March of approximately $2.8 million to increase Accrued Expenses and Other Current Liabilities, reflecting a review of accounts payable and the accrual of certain amounts at December 31, 1996, and a corresponding increase in Property and Equipment, Net, (ii) an adjustment in April of approximately $0.8 million to decrease Accrued Expenses and Other Current Liabilities, reflecting a review of accounts payable and the accrual of certain amounts at December 31, 1996, and a corresponding decrease in Property and Equipment, Net, and (iii) an adjustment in April of approximately $1.0 million to decrease Property and Equipment, Net, reflecting a correction in the reporting of the April results, and a corresponding increase in the Accumulated Deficit - Post Petition. See Headnotes 1 and 2 to the Consolidated Balance Sheets.

6. During the month of February 1997, the Debtors drew down $45 million of their DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder (the "DIP Lenders"). During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility.

7. The Company is the second largest paging company in the U.S., with approximately 4.1 million units in service at May 31, 1997, and offers local, regional and national paging services to its subscribers. The Company is reviewing its units in service to determine the number of units which require removal from its billing system for which payment is delinquent. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, Inc. ("MobileMedia Communications") and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

8. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the Federal Communications Commission (the "FCC") in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

      On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

      On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directs an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company is permitted to operate their licensed facilities and provide service to the public during the pendency of the hearing. The FCC's order initiated a fact-finding and evaluative hearing process to gather information with which to make a decision, but would not be a final disposition of the FCC's action. An adverse outcome of this proceeding could result in the loss of the Company's licenses or substantial monetary fines, or both. Any such outcome would have a material adverse effect on the Company's financial condition and results of operations.

      On April 23, 1997, the Company filed a motion with the FCC seeking a stay of the hearing proceeding instituted by the FCC order entered April 7, 1997. The motion discusses the consequences either of a grant or a denial of the motion to the Company and its debt and equity holders. The Company filed a Current Report on Form 8-K with the SEC that includes a copy of the motion. On May 2, 1991 the Administrative Law Judge denied the Company's motion to stay the hearing. The Company subsequently sought an appeal of the Administrative Law Judge's decision.

      On June 6, 1997 the FCC issued an order staying the hearing proceeding. The FCC order stays the hearing for ten months in order for the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and thus a transfer of the Company's FCC licenses. Under the order, which is based on an FCC doctrine known as Second Thursday, if there is a change of control that meets the conditions of Second Thursday, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses and the hearing will not proceed.

      As noted in the order, the Company believes that a change in control will happen under a reorganization plan that provides either for a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company.

      The Company cannot be certain what monetary forfeitures or other further actions the FCC may take in regard to this matter or the timing of any such actions, but such actions could have a material adverse effect upon the financial condition or operations of the Company.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                        For the month ended May 31, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)

--------------------------------------------------------------------------------

The Debtors have 63 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

The closing of the Financial Statements of the Debtors for the year ended December 31,1996 has not been completed. Therefore, the Financial Statements included in this Monthly Operating Report do not reflect the effect of certain adjustments for the year ended December 31, 1996, which adjustments will be material.



The Debtors believe that there will be adjustments to their Accounts Receivable, Inventory, Fixed Assets, Intangible Assets and Depreciation Expense. There will also be adjustments to certain other accounts as a result of the Debtor's filing for protection under Chapter 11 of the US Bankruptcy Code on January 30,1997.



The Consolidated Statement of Cash Flows should be read in conjunction with all of the footnotes disclosed on pages 7 through 11 of this report. Results for the month of March 1997 are not indicative of the Debtors' underlying performance during that month.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements Of Cash Flows
      For The Months Ended May 31, 1997, April 30, 1997, and March 31, 1997
                                   (Unaudited)
                                 (in thousands)



                                                         May         April       March
                                                         1997        1997        1997
                                                         ----        ----        ----

Operating Activities
   Net Loss                                             ($16,843)  ($19,898)  ($23,492)
   Adjustments To Reconcile Net Loss To Net Cash
   Provided By (Used In) Operating Activities:
      Depreciation And Amortization                       17,938     20,250     19,017
      Provision For Uncollectible Accounts And Returns     5,527      8,046     13,767
      Undistributed Earnings Of Affiliate                    (28)       (28)       (64)
      Deferred Financings Fees, Net                          554        554        554
      Change In Operating Assets and Liabilities:
        Accounts Receivable                               (4,842)    (3,008)    (6,353)
        Inventory                                          1,445       (386)    (1,382)
        Prepaid Expenses And Other Assets                    358       (841)       (78)
        Accounts Payable, Accrued Expenses and Other      (6,714)       762     20,903
                                                        --------   --------   --------
Net Cash Provided By (Used In) Operating Activities       (2,605)     5,451     22,872

Investing Activities
   Construction And Capital Expenditures,
       Including Net Change In Pager Assets               (2,768)    (4,373)    (3,972)
                                                        --------   --------   --------
Net Cash Used In Investing Activities                     (2,768)    (4,373)    (3,972)

Financing Activities
   Repayments of DIP Credit Facility                           0     (5,000)   (25,000)
                                                        --------   --------   --------
Net Cash Provided By (Used In) Financing Activities            0     (5,000)   (25,000)
Net Decrease In Cash And Cash Equivalents                 (5,374)    (3,920)    (6,101)
Cash And Cash Equivalents At Beginning of Period          10,523     14,444     20,545
                                                        --------   --------   --------
Cash And Cash Equivalents At End Of Period              $  5,150   $ 10,523   $ 14,444
                                                        ========   ========   ========



                             See Accompanying Notes

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                   STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                     AGING OF POSTPETITION ACCOUNTS PAYABLE
                        For the month ended May 31, 1997



Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
                  $ 29,581,296    0 - 30 days old
                 ---------------------------------------------------------------
                    25,182,961   31 - 60 days old
                 ---------------------------------------------------------------
                    16,229,821   61 - 90 days old
                 ---------------------------------------------------------------
                    64,947,604   91 + days old
                 ---------------------------------------------------------------
                   135,941,682   TOTAL TRADE ACCOUNTS RECEIVABLE
                 ---------------------------------------------------------------
                   (49,872,108)  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
                 ---------------------------------------------------------------
                    86,069,574   TRADE ACCOUNTS RECEIVABLE (NET)
                 ---------------------------------------------------------------
                     2,949,245   OTHER NON-TRADE RECEIVABLES
                 ---------------------------------------------------------------
                  $ 89,018,819   ACCOUNTS RECEIVABLE, NET
--------------------------------------------------------------------------------

---------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
--------------------------------------------------------------------------------
                         0-30        31-60      61-90      91+
                         Days        Days       Days      Days       Total
--------------------------------------------------------------------------------
ACCOUNTS PAYABLE     $ 7,843,196    269,809    48,009    12,459   $ 8,173,473
--------------------------------------------------------------------------------

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                        For the month ended May 31, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)



--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES

------------------------------------------------------------------------------------------
                        BEGINNING     AMOUNT                      ENDING
                           TAX       WITHHELD        AMOUNT         TAX        DELINQUENT
                        LIABILITY   OR ACCRUED        PAID       LIABILITY       TAXES
==========================================================================================
FEDERAL
------------------------------------------------------------------------------------------
WITHHOLDING            $        0    $2,348,297    $2,348,297    $        0    $        0
------------------------------------------------------------------------------------------
FICA-EMPLOYEE                   0     1,208,412     1,208,412    $        0    $        0
------------------------------------------------------------------------------------------
FICA-EMPLOYER              42,505     1,085,750     1,128,255             0             0
------------------------------------------------------------------------------------------
UNEMPLOYMENT                5,502        23,814        29,316             0             0
------------------------------------------------------------------------------------------
INCOME                          0             0             0             0             0
------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES        48,007     4,666,273     4,714,280             0             0
------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------
WITHHOLDING                     0       397,130       397,130             0             0
------------------------------------------------------------------------------------------
SALES                     969,242       228,752       627,730       570,264             0
------------------------------------------------------------------------------------------
UNEMPLOYMENT               49,964       169,770       219,734            0              0
------------------------------------------------------------------------------------------
REAL PROPERTY           1,032,055       321,359             0     1,353,414             0
------------------------------------------------------------------------------------------
OTHER                      26,604        78,911        43,347        62,168             0
------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL   2,077,865     1,195,922     1,287,941     1,985,846             0
------------------------------------------------------------------------------------------
TOTAL TAXES            $2,125,872    $5,862,195    $6,002,221    $1,985,846    $        0
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                        For the month ended May 31, 1997
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                                           INSIDERS
--------------------------------------------------------------------------------------------
   Payee Name               Position                 Salary/Bonus/   Reimbursable
                                                    Auto Allowance       Expenses    Total
--------------------------------------------------------------------------------------------
Alvarez & Marsal       Chairman - Restructuring               0              0            0
Inc. - Joseph A.
Bondi
--------------------------------------------------------------------------------------------
Boykin, Roberta        Assistant Secretary             $ 17,942        $     0     $ 17,942
--------------------------------------------------------------------------------------------
Burdette, H. Stephen   Senior VP Corporate               39,782          7,779       47,561
                       Development and Acting
                       Senior VP Operations
--------------------------------------------------------------------------------------------
Cross, Andrew          Executive VP Sales and            25,500          5,097       30,597
                       Marketing
--------------------------------------------------------------------------------------------
Grawert, Ron           Chief Executive Officer           46,154          9,867       56,021
--------------------------------------------------------------------------------------------
Gray, Patricia         Secretary/Acting General          25,752            568       26,320
                       Counsel
--------------------------------------------------------------------------------------------
Gross, Steven          Senior VP Marketing               63,385          3,512       66,897
--------------------------------------------------------------------------------------------
Hilson, Debra          Assistant Secretary                7,418          1,843        9,261
--------------------------------------------------------------------------------------------
Hughes, Curtis         Assistant VP Mgmt.                20,949            482       21,431
                       Information Systems
--------------------------------------------------------------------------------------------
Pascucci, James        Assistant Treasurer               21,473          6,405       27,878
--------------------------------------------------------------------------------------------
Pittsman, Santo        Senior VP of                      23,769              0       23,769
                       Administration and
                       Business Planning
--------------------------------------------------------------------------------------------
Shea, Kevin            Treasurer                         39,792              0       39,792
--------------------------------------------------------------------------------------------
Witsaman, Mark         Senior VP and Chief               20,884          4,318       25,202
                       Technology Officer
--------------------------------------------------------------------------------------------
                                                TOTAL PAYMENTS TO INSIDERS         $392,671
--------------------------------------------------------------------------------------------

                        For the month ended May 31, 1997



------------------------------------------------------------------------------------------------
                                          PROFESSIONALS
------------------------------------------------------------------------------------------------
                                                                                      Holdback
                                             Date of                                    and
         Name and Relationship                Court      Invoices      Invoices       Invoice
                                             Approval   Received (1)     Paid         Balances
                                                                                        Due
------------------------------------------------------------------------------------------------
 1. Ernst & Young - Auditor, Tax and          1/30/97   $      0      $ 491,388      $  226,113
     Financial Consultants to Debtor
------------------------------------------------------------------------------------------------
 2. Latham & Watkins - Counsel to             1/30/97    192,556         91,266         242,632
     Debtor
------------------------------------------------------------------------------------------------
 3. Alvarez & Marsal Inc. - Restructuring     1/30/97    246,403        129,951         301,343
     Consultant to Debtor (2)
------------------------------------------------------------------------------------------------
 4. Sidley & Austin - Bankruptcy              1/30/97    215,482        142,103         296,049
     Counsel to Debtor
------------------------------------------------------------------------------------------------
 5. Young, Conway, Stargate & Taylor -        1/30/97          0              0               0
     Delaware Counsel to Debtor
------------------------------------------------------------------------------------------------
 6. Wiley, Rein & Fielding - FCC              1/30/97    146,858         23,342         187,010
     Counsel to Debtor
------------------------------------------------------------------------------------------------
 7. Koteen & Naftalin - FCC Counsel to        6/11/97          0              0               0
     Debtor
------------------------------------------------------------------------------------------------
 8  Houlihan, Lokey, Howard & Zukin -         6/04/97          0              0               0
     Advisors to the Creditors'
     Committee
------------------------------------------------------------------------------------------------
 9. Jones, Day, Reavis & Pogue -              4/03/97     17,833         19,647          25,101
     Counsel to the Creditors'
     Committee
------------------------------------------------------------------------------------------------
10. Morris, Nichols, Arsht & Tunnell -        4/03/97          0              0               0
     Delaware Counsel to the Creditors'
     Committee
------------------------------------------------------------------------------------------------
11. Paul, Weiss, Rifkind, Wharton &           4/25/97     37,804              0          47,126
     Garrison - FCC Counsel to the
     Creditors' Committee
------------------------------------------------------------------------------------------------
         TOTAL PAYMENTS TO PROFESSIONALS               $ 856,936      $ 897,697      $1,325,374
------------------------------------------------------------------------------------------------



(1) Invoices received excludes invoices for fees and expenses through May 31, 1997 that were received by the Debtors subsequent to May 31, 1997.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

--------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
For the month ended May 31, 1997
--------------------------------------------------------------------------------
                                       SCHEDULED      AMOUNTS
                                        MONTHLY         PAID           TOTAL
                                        PAYMENTS       DURING          UNPAID
NAME OF CREDITOR                          DUE           MONTH       POSTPETITION
--------------------------------------------------------------------------------
The Chase Manhattan Bank -(Interest)  $ 4,592,482   $ 4,592,482*    $          0
--------------------------------------------------------------------------------

* Payment made on 6/2/97.

--------------------------------------------------------------------------------
QUESTIONNAIRE
For the month ended May 31, 1997                                  YES       NO
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal
    course of business this reporting period?                                No
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a
    debtor in possession account?                                            No
--------------------------------------------------------------------------------
3.  Are any postpetition receivables (accounts, notes, or loans) due
    from related parties?                                                    No
--------------------------------------------------------------------------------
4.  Have any payments been made of prepetition liabilities this
    reporting period?                                             Yes
--------------------------------------------------------------------------------
5.  Have any postpetition loans been received by the debtor from
    any party?                                                    Yes
--------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes past due?                             No
--------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?             No
--------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                         No
--------------------------------------------------------------------------------
9.  Are any postpetition taxes past due?                                     No
--------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                 No
--------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the
    reporting period?                                             Yes
--------------------------------------------------------------------------------
12. Are any wage payments past due?                                          No
--------------------------------------------------------------------------------



      If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11.   The Court has authorized the Debtors to pay certain pre-petition creditors. These permitted prepetition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

Item 5. During the month of February 1997, the Debtors drew down $45 million of their DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility.


                                  Page 18 of l9

--------------------------------------------------------------------------------
                                    INSURANCE
                         For the month ended May 31,1997
--------------------------------------------------------------------------------
      There were no changes in insurance coverage for the reporting period.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    PERSONNEL
                        For the month ended May 31, 1997
--------------------------------------------------------------------------------
                                                            Full Time  Part Time
--------------------------------------------------------------------------------
1. Total number of employees at beginning of period           3,361       165
--------------------------------------------------------------------------------
2. Number of employees hired during the period                   39        10
--------------------------------------------------------------------------------
3. Number of employees terminated or resigned during
   the period                                                  (25)       (20)
--------------------------------------------------------------------------------
4. Total number of employees on payroll at end of period     3,375        155
--------------------------------------------------------------------------------


                                  Page 19 of 19